Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of September 10, 2025 (the “Fourth Amendment Effective Date”), amends the Second Amended and Restated Credit Agreement, dated as of September 10, 2021 (as amended or otherwise modified, the “Credit Agreement”) among Portland General Electric Company (the “Borrower”), the financial institutions from time to time parties thereto as lenders (collectively, together with their respective successors and assigns, the “Lenders”) and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the “Agent”). Capitalized terms used but not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the parties hereto desire to amend and otherwise modify the Credit Agreement as provided herein.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1    Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

1.1    The definition of “Term SOFR Adjustment” in Article I of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Term SOFR Adjustment” means a percentage equal to 0.00% per annum.
1.2    The following amendments to the Credit Agreement shall be effective as of June 30, 2026:

1.2.1    the following definitions in Article I of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“Applicable Margin” means, for any day, (i) with respect to the SOFR Rate, the percentage rate per annum opposite the heading “Applicable Adjusted Term SOFR Margin” in the Pricing Schedule which is applicable at such time, (ii) with respect to the Floating Rate, the percentage rate per annum opposite the heading “Applicable ABR Margin” in the Pricing Schedule which is applicable at such time and (iii) with respect to Letter of Credit Fees, the percentage rate per annum opposite the heading “Letter of Credit Fees” in the Pricing Schedule which is applicable at such time.

“Commitment Fee Rate” means, at any time, the percentage rate per annum opposite the heading “Commitment Fee Rate” in the Pricing Schedule which is applicable at such time.

1.2.2    the following definitions in Article I of the Credit Agreement and the uses of such defined terms in the Credit Agreement are hereby deleted in their entirety: “KPI Adjustments”, “Supplemental Pricing Schedule” and “Sustainability Structuring Agent”.

1.2.3    Section 8.2(vii) of the Credit Agreement is hereby deleted in its entirety.

1.2.4    The sentence “No amendment of any provision of this Agreement relating to the Sustainability Structuring Agent shall be effective without the written consent of the Sustainability Structuring Agent.” in Section 8.2 of the Credit Agreement is hereby deleted.

1.2.5    Schedule 1(b) to the Credit Agreement is hereby deleted in its entirety.

SECTION 2    Extension. Pursuant to Section 2.18 of the Credit Agreement, the Borrower has requested that the Scheduled Termination Date for each Lender be extended for one additional year to September 10, 2030. By executing this Amendment, each Lender agrees to: (a) waive the timing requirements set forth in Section 2.18 of the Credit Agreement for the submission of an Extension Request, for the Response Date and for the Agent’s notice to the Borrower of the Lenders’ elections and (b) extend its Scheduled Termination Date to September 10, 2030.

SECTION 3    Representations and Warranties; No Conflicts.

3.1    Representations and Warranties of all Parties. Each party hereto represents and warrants that (a) it has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (b) this Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and (c) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution or delivery by such Person of this Amendment.

3.2    Representations and Warranties of Borrower. The Borrower represents and warrants to the Lenders that (a) the representations and warranties of the Borrower set forth in Article V of the Credit Agreement are true and correct in all material respects as of the date hereof (except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true, correct and complete in all respects), except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date (except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true, correct and complete in all respects) and (b) immediately before and after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Unmatured Default.

3.3    No Conflicts. Neither the execution and delivery of this Amendment, nor the consummation of the transactions contemplated herein, nor performance of and compliance with the terms and provisions hereof by the Borrower will (a) violate, contravene or conflict with any provision of its respective articles or certificate of incorporation, bylaws or other organizational or governing document or (b) violate, contravene or conflict with any law, rule, regulation, order, writ, judgment, injunction, decree, material contract or permit applicable to the Borrower.

SECTION 4    Effective Date. This Amendment shall become effective as of the Fourth Amendment Effective Date upon satisfaction of the following conditions precedent:

4.1    Receipt by the Agent of counterparts of this Amendment executed by the Borrower, the Lenders, each Lender extending its Scheduled Termination Date and the Agent.

4.2    Receipt by the Agent of:

(a)    Copies, certified by the Secretary or Assistant Secretary of the Borrower, of its bylaws and of its Board of Directors’ resolutions authorizing the execution of this Amendment by the Borrower.

(b)    Evidence, in form and substance satisfactory to the Agent, that the Borrower has obtained all governmental approvals, if any, necessary for it to enter into this Amendment, including, without limitation, the approval of the Public Utility Commission of Oregon.

4.3     The Borrower shall have delivered to the Agent, and directly to any Lender requesting the same, a Beneficial Ownership Certification in relation to it (or a certification that such Borrower qualifies for an express exclusion from the “legal entity customer” definition under the Beneficial Ownership Regulations) to the extent requested at least ten (10) Business Days prior to the Fourth Amendment Effective Date, in each case at least five (5) Business Days prior to the Fourth Amendment Effective Date.

4.4    The Agent shall have received all fees and other amounts due and payable by the Borrower on or prior to the effective date of this Amendment, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

SECTION 5    Miscellaneous.

5.1    Continuing Effectiveness. As hereby amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness hereof, all references in the Credit Agreement or other Loan Documents to the “Agreement”, the “Credit Agreement” or similar terms shall refer to the Credit Agreement, as amended hereby. This Amendment is a Loan Document.

5.2    Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment. A counterpart hereof, or a signature page hereto, delivered to the Agent by facsimile or electronic mail (in a .pdf or similar file) shall be effective as delivery of a manually-signed counterpart hereof.

5.3    Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Agent, including reasonable fees and charges of special counsel to the Agent, in connection with the preparation, execution and delivery of this Amendment.

5.4    Governing Law. This Amendment shall be construed in accordance with and governed by the internal laws (without regard to the conflict of laws provisions) of the State of New York.

5.5    Successors and Assigns. This Amendment shall be binding upon the Borrower, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of the

Borrower, the Lenders and the Agent and the respective successors and assigns of the Lenders and the Agent.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

PORTLAND GENERAL ELECTRIC COMPANY

By:    /s/Christopher Liddle
Name: Christopher Liddle
Title: Senior Director and Assistant Treasurer

ADMINISTRATIVE AGENT:    WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:    /s/ Whitney Shellenberg
Name: Whitney Shellenberg
Title: Executive Director

LENDERS:                WELLS FARGO BANK, NATIONAL ASSOCIATION, as a
Lender and L/C Issuer

By:    /s/ Whitney Shellenberg
Name: Whitney Shellenberg
Title: Executive Director

BANK OF AMERICA, N.A., as a Lender and L/C Issuer

By:    /s/ Candice Sanders
Name: Candice Sanders
Title: SVP, Credit Officer

BARCLAYS BANK PLC, as a Lender and L/C Issuer

By:    /s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

JPMORGAN CHASE BANK, N.A., as a Lender and L/C Issuer

By:    /s/ Khawaja Tariq
Name: Khawaja Tariq
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender and L/C Issuer

By:    /s/ Eugene Butera
Name: Eugene Butera
Title: Vice President

BMO BANK N.A., as a Lender

By:    /s/ Henry Alverez
Name: Henry Alvarez
Title: Vice President

COBANK, ACB, as a Lender

By:    /s/ Kelli Cholas
Name: Kelli Cholas
Title: Assistant Corporate Secretary

THE NORTHERN TRUST COMPANY, as a Lender

By:    /s/ Jeffrey Leets
Name: Jeffrey Leets
Title: Vice President

MIZUHO BANK, LTD., as a Lender

By:    /s/ Edward Sacks
Name: Edward Sacks
Title: Managing Director